ESW Group® Announces Decision to Deregister its Common Stock

MONTGOMERYVILLE, PA — March 26, 2015 — Environmental Solutions Worldwide, Inc. (“ESW” or the “Company”) (OTCQB: ESWW) today announced that the Company intends to file a Form 15 with the Securities and Exchange Commission (“SEC”), on or about April 1, 2015, to voluntarily effect the deregistration of its common stock under Sections 12(g) and 15(d) of the Securities Exchange Act of 1934.

The Company is eligible to deregister its common stock because it has fewer than 300 holders of record of its common stock.  The Company expects that its obligations to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, will be suspended immediately upon the filing of the Form 15 with the SEC, and its proxy statement, Section 16 and other Section 12(g) reporting responsibilities will terminate effective 90 days after the filing of the Form 15.

The Company’s Board of Directors believes that the anticipated accounting, legal and administrative cost savings from deregistration substantially outweigh any benefits of continued registration and are in the best interests of both the Company and its shareholders.

Following the Form 15 filing, the Company’s common stock, which is currently traded on the OTCQB, will be eligible for quotation on the OTC Pink marketplace by broker-dealers.  However, there is no assurance that broker-dealers will elect to make a market in the Company’s common stock, which is a requirement for OTC Pink marketplace trading, or that the Company’s common stock will trade on any other securities exchange or quotation medium. Following deregistration, the Company does not expect to publish periodic financial information or furnish such information to its stockholders except as may be required by applicable laws.

About Environmental Solutions Worldwide, Inc.

Headquartered in Montgomeryville, PA, Environmental Solutions Worldwide, Inc., through its wholly owned subsidiaries ESW America, Inc., Technology Fabricators Inc., ESW Technologies Inc., ESW CleanTech, Inc., and ESW Canada, Inc. (together, “ESW Group®” ), is engaged in the design, development, manufacturing and sales of diesel emission control technologies focused on the medium and heavy duty diesel market. ESW also provides emissions testing and environmental certification services with its primary focus on the North American on-road and off-road diesel engine, chassis and after-treatment market. For updated information, please visit ESW’s websites at:

www.eswgroup.com

http://eswamerica.com/

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Forward-Looking Statements

This press release and any related calls or discussions may contain forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly release any modifications or revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we caution investors that actual financial and operating results may differ materially from those projected in forward-looking statements made by, or on behalf of, us. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements, as described in more detail in the Company’s SEC reports and filings.

The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” “plan,” and similar expressions, as they relate to us or our management, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended, or planned. We assume no obligation to and do not intend to update these forward-looking statements.

FOR MORE INFORMATION CONTACT: Environmental Solutions Worldwide, Inc.

Email: Investor-relations@cleanerfuture.com or visit www.eswgroup.com